Amendment #3
to
License Agreement 2003-03-0433

This amendment #3 ("Amendment #3") is made by and between Ocusense, Inc., a Delaware corporation, having an address at 12707 High Bluff Drive, Second Floor, San Diego, Ca 92130 ("LICENSEE") and The Regents of The University of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 ("UNIVERSITY"), represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer & Intellectual Property Services, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 ("UCSD").

This Amendment #3 is effective on the date of the last signature ("Effective Date").

RECITALS

WHEREAS, LICENSEE and UNIVERSITY previously entered into License Agreement #2003-03-0433 ("License") as of March 12, 2003 for the commercial development of UCSD invention disclosure SD2002-180 titled, "Volume Independent Tear Film Osmometer" ("Invention"), have previously entered into Amendment No. 1 to the License Agreement effective June 9, 2003, and have previously entered into Amendment No. 2 to the License Agreement effective September 5, 2005;

WHEREAS, LICENSEE has made successful progress to date in developing Invention for commercial use and now contemplates a fund raising event to capitalize LICENSEE with a total of $14,000,000.00 over three investments, by Occulogix, Inc. As a result of these investments, it is anticipated that Occulogix will become the majority shareholder in LICENSEE with at least fifty percent (50.00%) of LICENSEE's issued and outstanding shares of stock, also making Occulogix an Affiliate under the License Agreement;

WHEREAS, in its efforts to satisfy Occulogix, Inc.'s due diligence in preparation for the above mentioned series of investments in LICENSEE, LICENSEE has requested certain revisions and/or clarifications to the License so as to facilitate LICENSEE's establishment of meaningful distribution channels and strategic partnerships, furthering the likelihood of realizing broad commercial markets for Invention;

WHEREAS, UNIVERSITY is desirous that LICENSEE achieve the broadest possible commercial success with Invention and therefore UNIVERSITY is amenable to clarifying the terms of LICENSEE's agreement via the following amendments to License.

Therefore, contingent on Occulogix providing a minimum of $3,000,000.00 in A round venture financing to LICENSEE with a closing date not later than October 1, 2006, it is hereby agreed that:

1. Change Paragraph 3.3(a)(2) under Due Date from "March 31, 2007" to "December 31, 2008"

2. Change Paragraph 3.3(a)(3) under Due Date from "September 1, 2008" to "December 31, 2008".

3. Change Paragraph 10.3
From:
Assignability. This Agreement may be assigned by UNIVERSITY, but is personal to LICENSEE and assignable by LICENSEE only with the written consent of UNIVERSITY.
To:
Assignability. This Agreement may be assigned by UNIVERSITY, but is personal to LICENSEE and assignable by LICENSEE only with the written consent of UNIVERSITY, except that Agreement may be assigned to Occulogix, Inc. without prior approval of UNIVERSITY.

IN WITNESS WHEREOF, both UNNERSITY and LICENSEE have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.

OCUSENSE INC.                                                                                                                                                                            THE REGENTS OF THE
                                                                                                                                                                                                            UNIVERSITY OF CALIFORNIA:

BY: /s/ Eric Donsky                                                                                                                                                                         BY: /s/ Alan S. Paau
      __________________                                                                                                                                                                  ____________________
      (Signature)                                                                                                                                                                                         (Signature)

Name: Eric Donsky                                                                                                                                                                          Name: Alan S. Paau
Title: CEO                                                                                                                                                                                          Title: Assistant Vice Chancellor
                                                                                                                                                                                                            Technology Transfer & Intellectual
                                                                                                                                                                                                            Property Services

Date 7/7/06                                                                                                                                                                                       Date 6/21/2006